UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GRAF GLOBAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2026

GRAF GLOBAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-42142 (Commission File Number)	N/A (IRS Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400

The Woodlands, Texas 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 745-8669

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GRAF.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	GRAF	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GRAF WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On June 12, 2026, Graf Global Corp., a Cayman Islands exempted company (“Graf”) and BIG3 HoldCo LLC, a Delaware limited liability company (“Big3”) issued a joint press release announcing their entry into the business combination agreement (the “Business Combination Agreement”) relating to a proposed business combination (the “Business Combination”) among Graf, Big3 and the other parties thereto (the “Parties”). The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Graf and Big3 have prepared for use in connection with the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, the Parties to the Business Combination Agreement intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that Halfcourt Holdco, Inc., a Delaware corporation (“PubCo”), and Big3 intend to file in connection with the proposed Business Combination (the “Registration Statement”), and after the Registration Statement is declared effective, Graf will mail the proxy statement included therein to holders of Graf’s ordinary shares in connection with Graf’s solicitation of proxies for the vote of the Graf shareholders with respect to the proposed Business Combination.

This Current Report on Form 8-K (this “Report”) is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC. INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov.

Additional Information About the Extension and Where to Find it

Graf filed a definitive proxy statement with the SEC on June 8, 2026 (the “Extension Proxy Statement”) in connection with Graf’s solicitation of proxies for the vote by Graf shareholders to approve an amendment to Graf’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which Graf must consummate an initial business combination. Graf has filed and mailed the Extension Proxy Statement to Graf’s shareholders of record as of June 1, 2026, the record date established for voting on the Extension. Graf may also file other relevant documents regarding the Extension with the SEC. This Report does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of Graf, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with Graf’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about Graf and the Extension.

Participants in the Solicitation

The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Graf’s shareholders in connection with the proposed Business Combination and in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of Graf’s directors and officers in the proposed Business Combination in Graf’s filings with the SEC, including Graf’s Annual Report filed on Form 10-K under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1897463/000110465926058645/tmb-20251231x10k.htm and in Graf’s definitive proxy statement filed with the SEC on Schedule 14A, in connection with the Extension, under the heading “Interests of the Graf Insiders”, which is available at https://www.sec.gov/Archives/edgar/data/1897463/000110465926071445/tm2615987d2_def14a.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graf’s shareholders in connection with (i) the proposed Business Combination will be set forth in the Registration Statement, which is expected be filed by Pubco and Big3 with the SEC and (ii) the Extension is set forth in the Extension Proxy Statement. Investors, shareholders and other interested persons are urged to read the Extension Proxy Statement, the Registration Statement and the proxy statement/prospectus included therein, and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Extension and the proposed Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the Extension Proxy Statement and the Registration Statement and proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the proposed Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Parties, the proposed Business Combination and statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination, the assets held by the Parties, the anticipated business of Big3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of Big3, expected operating costs of Pubco, Big3 and their subsidiaries, the upside potential and opportunity for investors, Big3’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination and the level of redemptions of Graf’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “future,” “potential,” “plan,” “may,” “will,” “will be,” “will continue,” and similar expressions; but this Report may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including, but not limited to: uncertainties as to the timing of the completion of the proposed Business Combination; the risk that the proposed Business Combination may not be completed in a timely manner or at all; the risk that the proposed Business Combination may not be completed by Graf’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of Graf’s shareholders; the risk that the announcement and pendency of the proposed Business Combination could have adverse effects on the market price of Graf’s securities, including if the proposed Business Combination is not consummated; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the failure of Pubco to obtain or maintain the listing of its securities on the national securities exchange after the closing of the proposed Business Combination; costs related to the proposed Business Combination; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the proposed Business Combination on Big3’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally; risks related to diverting Big3’s management’s attention from Big3’s ongoing business operations; risks related to increased competition in the industries in which Big3 will operate; risks that after consummation of the proposed Business Combination, Big3 experiences difficulties managing its growth, expanding operations, or executing its strategies; the risk that the expected benefits of the proposed Business Combination are not realized when and as expected; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the proposed Business Combination; and those risk factors discussed in documents of Pubco, Big3 or Graf filed, or to be filed, with the SEC.

No Offer or Solicitation

This Report does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or the Extension or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Pubco, Big3, Graf or any of their respective affiliates. No such offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein; any representation to the contrary is a criminal offense.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 12, 2026.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF GLOBAL CORP.

	By:	/s/ James A. Graf
		Name:	James A. Graf
		Title:	Chief Executive Officer and Chief Financial Officer

Dated: June 12, 2026

Exhibit 99.1

BIG3 BASKETBALL to Go Public Through Business Combination with Graf Global Corp.

•	BIG3 and Graf Global Corp. Enter Business Combination Agreement

•	Ninth season of BIG3 professional 3-on-3 Basketball Tips Off at the Intuit Dome in Los Angeles on June 20, 2026; CBS continues broadcast relationship with encore games on BET

•	Growing Worldwide Attention on 3-on-3 Basketball with Inclusion in the 2028 Olympics

•	BIG3 Co-Founder/CEO O’Shea Jackson (Ice Cube), Co-Founder/Chairman Jeff Kwatinetz and Commissioner Clyde “the Glide” Drexler to continue to lead company

SHERMAN OAKS, CALIF. and THE WOODLANDS, TEXAS – June 12, 2026 – BIG3 HoldCo LLC (“BIG3”), recognized as the world’s premier professional 3-on-3 basketball league, founded by O’Shea Jackson (Ice Cube) and Jeff Kwatinetz, and Graf Global Corp. (NYSE American: GRAF) ("GRAF"), a publicly traded special purpose acquisition company, jointly announced that they have entered into a definitive agreement for a business combination. When the transaction closes, the publicly traded company will be named Big3 Basketball Holdings, Inc. and is expected to be listed on the New York Stock Exchange, NYSE American, or Nasdaq under the ticker symbol “TONT” (3-on-3). The transaction is expected to close in the fourth quarter of 2026.

“We are excited for BIG3 to be the first publicly traded professional sports league in the US” said O’Shea Jackson, Sr. co-founder and chief executive officer of BIG3. “Leading a new generation of emerging sports, BIG3 connects basketball to culture, fans and our team communities. Going public is our next step. This lifts us to a bigger stage, accelerates our international potential and gives our fans a way to grow with us, support us and participate in our success.”

Co-founder and Chairman Jeff Kwatinetz added, “Cube and I are proud of what BIG3 has done over the last eight seasons and are excited to begin our ninth season on June 20 in Los Angeles. Everything is coming together this year. With some of the world’s most respected coaches and players, more than 550,000 average viewers on CBS and more than a billion social media impressions last season, teams now located in eight cities, worldwide distribution of our games, including on Migu (the go-to streaming platform for sports in China) and recognized as the premier 3-on-3 league in the world, we are at an inflection point. The public listing will provide capital and acquisition currency to take best advantage of our highly scalable platform, dominant brand, experience, leadership and opportunities in 3-on-3 basketball and the emerging sports market generally.

The combined company will be led by the BIG3 management team, including co-founder and chief executive officer O’Shea Jackson (Ice Cube), co-founder and chairman Jeff Kwatinetz, President Sean Bannon, and commissioner Clyde “the Glide” Drexler. Acknowledging Cube’s positive impact on communities through basketball, the Naismith Basketball Hall of Fame awarded him the inaugural Ice Cube Impact Award, now given annually at the Hall of Fame ceremony.

The transaction values BIG3 at $290 million on a pre-money basis, before potential earnouts based on share price performance, with 100% of the existing equity and equity-linked interests expected to convert to the common stock of the combined company at closing.

Closing is subject to delivery of $50 million minimum net cash proceeds from GRAF’s trust account and other transaction-related funding and after payments to satisfy redemptions and payment of cash transaction and other expenses. GRAF’s trust account currently holds approximately $249 million cash deposits as of June 10, 2026.

The transaction is also subject to GRAF’s shareholders approving an extension of the time allowed to complete a business combination, with such approval to occur by June 27, 2026. GRAF’s public shareholders have the right to redeem up to all of their ordinary shares in connection with the extension vote, and again just before the final shareholder vote to approve the proposed business combination.

“We are excited to partner with Cube, Jeff and their team to bring BIG3 to the public markets,” said James Graf, chief executive officer of GRAF. “There are few, if any opportunities for public markets investors to own equity directly in professional sports leagues or teams. We believe such investments may deliver uncorrelated returns over time, especially seeing the appreciation of team values and the growth of sports advertising across media. As a cultural icon, Cube transcends boundaries. He and Jeff have been visionaries on what audiences want and we believe in their ability to deliver the “next big thing” again as they have done repeatedly over the years. We have high hopes for where they can take BIG3 in the future as a well-capitalized public company.”

BIG3 Season Nine Highlights

•	Season tips off June 20, 2026 at the Intuit Dome in Los Angeles (home of the LA Clippers), with the championship game scheduled on August 22, 2026 at the Spectrum Center in Charlotte (home of the Charlotte Hornets)
•	Eight city-based teams, with four teams owned by BIG3 (Boston, Chicago, Dallas, DMV) and four sold to independent owners (Detroit, Houston, LA, Miami)
•	Multiple fast paced games of BIG3’s FIREBALL3 brand of half court 3-on-3 played at every event; first to 50 points wins; entertainment between games for an exciting overall experience
•	7th season with CBS, Re-airs of games on BET, International broadcast partners like Migu (China) and TV Globo (Brazil)
•	Legendary coaches include Julius (Dr. J) Erving (Chicago), Nancy Lieberman (Dallas) and Gary Payton (Boston)
•	Team captains include former NBA stars Michael Beasley (Miami), Corey Brewer (Detroit), Dwight Howard (LA) and Joe Johnson (Detroit)

Key Transaction Terms

The respective boards of managers or directors, as applicable, of BIG3 and GRAF have unanimously approved the proposed business combination. Completion of the proposed business combination is expected in the fourth quarter of 2026, pursuant to the terms and conditions of the Business Combination Agreement (“BCA”) entered into by BIG3 and GRAF and other parties thereto. The BCA contains customary closing conditions, including without limitation a registration statement being declared effective by the Securities and Exchange Commission (“SEC”), consent of certain noteholders of BIG3 to convert their notes, approval by the shareholders of GRAF, delivery of $50 million in minimum net cash proceeds, and certain regulatory approvals, as well as the listing of the shares of the combined company on the New York Stock Exchange, NYSE American or Nasdaq Stock Market (the “National Securities Exchange”), as mutually determined by BIG3 and GRAF.

In addition to the $290 million in stock consideration to be issued to existing Big3 equityholders, at the closing, Big3 equityholders are entitled to an additional 2 million earnout shares which will vest over a five-year period if the closing price of the Pubco Class A common stock is greater than or equal to $15.00 for a period of at least 20 days (which need not be consecutive) out of 30 consecutive trading days, or in the event of a sale of the combined company if the combined company stockholders receive a sale price that is greater than or equal to $15.00.

Advisors

MC Strategic Advisors LLC is acting as financial advisor to BIG3. White & Case LLP is acting as legal advisor to GRAF. Ellenoff Grossman & Schole LLP is acting as legal advisor to BIG3.

Additional Information about the Business Combination and Where to Find It

An investor presentation, the BCA and related transaction documentation will be filed with the SEC as exhibits to a Current Report on Form 8-K and available on the SEC website at www.sec.gov.

In connection with the proposed business combination, the parties to the BCA (the “Parties”) intend to file relevant materials with the SEC, including a registration statement on Form S-4 that Halfcourt HoldCo, Inc.(“PubCo”) and BIG3 intend to file in connection with the proposed business combination (the “Registration Statement”), and after the Registration Statement is declared effective, GRAF will mail the proxy statement included therein to holders of GRAF’s ordinary shares in connection with GRAF’s solicitation of proxies for the vote of the GRAF shareholders with respect to the proposed business combination.

This press release is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC. INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE TRANSACTION, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS. Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov.

Additional Information about the Extension and Where to Find It

GRAF filed a definitive proxy statement with the SEC on June 8, 2026 (the “Extension Proxy Statement”) in connection with GRAF’s solicitation of proxies for the vote by GRAF shareholders to approve an amendment to GRAF’s amended and restated memorandum and articles of association to extend (the “Extension”) the date by which GRAF must consummate an initial business combination. GRAF has filed and mailed the Extension Proxy Statement to GRAF’s shareholders of record as of June 1, 2026, the record date established for voting on the Extension. GRAF may also file other relevant documents regarding the Extension with the SEC. This press release does not contain all the information that should be considered concerning the Extension and is not intended to form the basis of any investment decision or any other decision in respect of the Extension. Before making any voting or investment decision, investors, security holders of GRAF, and other interested persons are urged to read the Extension Proxy Statement and any amendments or supplements thereto when available in connection with GRAF’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve the Extension, because these documents will contain important information about GRAF and the Extension.

Participants in the Solicitation

The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of GRAF’s shareholders in connection with the proposed business combination and in connection with the Extension. Investors and security holders may obtain more detailed information regarding the names and interests of GRAF’s directors and officers in the proposed business combination in GRAF’s filings with the SEC, including GRAF’s Annual Report filed on Form 10-K under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1897463/000110465926058645/tmb-20251231x10k.htm and in GRAF’s definitive proxy statement filed with the SEC on Schedule 14A, in connection with the Extension, under the heading “Interests of the Graf Insiders”, which is available at https://www.sec.gov/Archives/edgar/data/1897463/000110465926071445/tm2615987d2_def14a.htm. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GRAF’s shareholders in connection with (i) the proposed business combination will be set forth in the Registration Statement, which is expected be filed by PubCo and BIG3 with the SEC and (ii) the Extension is set forth in the Extension Proxy Statement. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus included therein and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www.sec.gov.

About BIG3

Founded in 2017, BIG3 is the brainchild of producer, actor, and music legend Ice Cube and entertainment executive Jeffrey Kwatinetz, who shared a vision of a player-centric league focused on entertainment and innovation. The BIG3 is a league with no garbage minutes, where trash talk is allowed, defense is emphasized, fast-paced action, and where every point – whether it's a 4-point or 3-point shot – counts. Any given BIG3 team has Hall of Famers, icons and trailblazers, and the next best 3-on-3 player.

The league has led the sports industry in diversity and opportunity, becoming the first professional sports league to implement a mental health policy, favor CBD as a pain management alternative to opioids, enlist female coaches of men, and appoint a black Commissioner in Hall of Famer Clyde Drexler, who is also professional sports first former player serving as Commissioner. The inaugural CEO was the legendary, incomparable Raiders executive Amy Trask. In 2024, BIG3 co-founder Ice Cube was honored at the Naismith Basketball Hall of Fame in Springfield, where he received the inaugural Ice Cube Impact Award, acknowledging individuals making substantial contributions to their community, the first non-player to be recognized. Founders Ice Cube and Jeffrey Kwatinetz are missioned to better society as BIG3 pursues business success while also helping to break down stereotypes, promote diversity in sports, create opportunities for black, brown, and female athletes beyond the court, and support basketball communities overall.

About Graf Global Corp.

Founded by serial SPAC sponsor and director James Graf, Graf Global Corp. was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the Parties and the proposed business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Parties, the proposed business combination and statements regarding the anticipated benefits and timing of the completion of the proposed business combination, the assets held by the Parties, the anticipated business of BIG3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of BIG3, expected operating costs of PubCo, BIG3 and their subsidiaries, the upside potential and opportunity for investors, BIG3’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination and the level of redemptions of GRAF’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “intend,” “future,” “potential,” “plan,” “may,” “will,” “will be,” “will continue,” and similar expressions; but this press release may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: uncertainties as to the timing of the proposed business combination; the risk that the proposed business combination may not be completed in a timely manner or at all; the risk that the proposed business combination may not be completed by GRAF’s business combination deadline; the failure by the Parties to satisfy the conditions to the consummation of the proposed business combination, including the approval of GRAF’s shareholders; the risk that the announcement and pendency of the proposed business combination could have adverse effects on the market price of GRAF’s securities, including if the proposed business combination is not consummated; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the proposed business combination; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the failure of PubCo to obtain or maintain the listing of its securities on the National Securities Exchange after the closing of the proposed business combination; costs related to the proposed business combination; changes in business, market, financial, political and regulatory conditions; the effect of the announcement or pendency of the proposed business combination on BIG3’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally; risks related to diverting BIG3’s management’s attention from BIG3’s ongoing business operations; risks related to increased competition in the industries in which BIG3 will operate; risks that after consummation of the proposed business combination, BIG3 experiences difficulties managing its growth, expanding operations, or executing its strategies; the risk that the expected benefits of the proposed business combination are not realized when and as expected; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the proposed business combination; and those risk factors discussed in documents of PubCo, BIG3 or GRAF filed, or to be filed, with the Securities and Exchange Commission SEC.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or the Extension or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of PubCo, BIG3, GRAF or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Media Contacts:

Andrew Bard

DKC

(917) 628-8070

Andrew_Bard@dkcnews.com

Investor Contacts:

James Graf

Chief Executive Officer, Chief Financial Officer and Director

Graf Global Corp.

(310) 745-8669

james@grafacq.com

Exhibit 99.2

ELEVATING THE GAME. EVOLVING THE CULTURE. Investor Presentation June 2026 Confidential 1

DISCLAIMER DISCLAIMER AND OTHER IMPORTANT INFORMATION This presentation (this “Presentation”) is being furnished solely for the purpose of assisting the parties to whom it is addressed in making their independent evaluation with respect to a potential business combination (the “Business Combination”) between Graf Global Corp . , a special purpose acquisition company formed in the Cayman Islands (“Graf”), BIG 3 HoldCo LLC, a Delaware limited liability company (“BIG 3 ”), Halfcourt Holdco, Inc . , a Delaware corporation formed to serve as the holding company of Graf and BIG 3 (“ Pubco ”, and together with Graf and BIG 3 , the “Parties”) . The provision of this Presentation shall not be taken as any form of commitment on the part of the Parties to proceed with any negotiations of the Business Combination or any other transaction, and each of the Parties reserves the right to discontinue discussions or negotiations regarding any transaction at any time for any reason or no reason . No Representations or Warranties No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you . In particular, no representation or warranty of the Parties or their respective representatives is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any . To the fullest extent permitted by law, neither the Parties nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . In addition, this Presentation does not purport to be inclusive or of all of the information necessary to make an evaluation of the Parties or the Business Combination . Viewers of this Presentation should each make their own evaluation of the Parties and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Nothing herein should be construed as legal, financial, tax or other advice . You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs . Past performance by BIG 3 , Graf, and their respective management teams, is not a guarantee of future performance . Therefore, you should not place undue reliance on the historical record of the performance of BIG 3 , Graf, and their respective management teams, or businesses associated with them as indicative of future performance of an investment or the returns that the Parties will, or are likely to, generate going forward . Forward - Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward - looking statements within the meaning of the U . S . federal securities laws with respect to the Parties and the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Parties, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by the Parties, the anticipated business of BIG 3 and the market in which it operates, planned business strategies, plans and use of proceeds, objectives of management for future operations of BIG 3 , expected operating costs of Pubco , BIG 3 and their subsidiaries, the upside potential and opportunity for investors, BIG 3 ’s plan for value creation and strategic advantages, market size and growth opportunities, competitive position and the interest of other corporations in similar business strategies, market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Graf’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts . These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions ; but the Presentation may include other forward - looking information and data that are not preceded by any of the foregoing words . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Forward - looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including, but not limited to : uncertainties as to the timing of the Business Combination ; the risk that the Business Combination may not be completed in a timely manner or at all ; the risk that the Business Combination may not be completed by Graf’s business combination deadline ; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Graf’s shareholders ; the risk that the announcement and pendency of the Business Combination could have adverse effects on the market price of Graf’s securities, including if the Business Combination is not consummated ; the occurrence of any event, change or other circumstance that could give rise to the termination of the negotiations or definitive agreements related to the Business Combination ; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations ; the failure of Pubco to obtain or maintain the listing of its securities on The Nasdaq Stock Market or The New York Stock Exchange after closing of the Business Combination ; costs related to the Business Combination ; changes in business, market, financial, political and regulatory conditions ; the effect of the announcement or pendency of the Business Combination on BIG 3 ’s ability to retain and hire key personnel, to maintain relationships with business partners, or its operating results and business generally ; risks related to diverting BIG 3 ’s management’s attention from BIG 3 ’s ongoing business operations ; risks related to increased competition in the industries in which BIG 3 will operate ; risks that after consummation of the Business Combination, BIG 3 experiences difficulties managing its growth, expanding operations, or executing its strategies ; the risk that the expected benefits of the Business Combination are not realized when and as expected ; the outcome of any potential legal proceedings that may be instituted against the Parties or others following announcement of the Business Combination ; and those risk factors discussed in documents of Pubco , BIG 3 or Graf filed, or to be filed, with the Securities and Exchange Commission (“SEC”) . 2

DISCLAIMER The foregoing list of risk factors is not exhaustive . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Graf’s Annual Report on Form 10 - K for the year ended December 31 , 2025 , filed with the SEC on May 11 , 2026 (“Graf’s Annual Report”), a registration statement on Form S - 4 that Pubco and BIG 3 intend to file in connection with the Business Combination (the “Registration Statement”), which will include a proxy statement of Graf and a prospectus of Pubco , and other documents filed or to be filed by the Parties from time to time with the SEC . These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . There may be additional risks that none of the Parties presently know or that the Parties currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and none of the Parties or any of their representatives assumes any obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws . None of the Parties nor any of their representatives gives any assurance that any of the Parties will achieve its expectations . Important Information and Where to Find It In connection with the proposed Business Combination, the Parties intend to file relevant materials with the SEC, including the Registration Statement, and after the Registration Statement is declared effective, Graf will mail the proxy statement included therein to holders of Graf’s ordinary shares in connection with Graf’s solicitation of proxies for the vote of the Graf shareholders with respect to the Business Combination . This Presentation is not a substitute for the Registration Statement or any other document that may be filed by the Parties with the SEC . INVESTORS AND SHAREHOLDERS OF GRAF ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED BY EACH OF THE PARTIES WITH THE SEC IN CONNECTION WITH THE PARTIES, INCLUDING THE REGISTRATION STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES AND THE TRANSACTION AND RELATED MATTERS . Investors and shareholders are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www . sec . gov . Industry and Market Data In this Presentation, the Parties rely on and refer to certain information and statistics regarding the markets and industries in which BIG 3 competes . Such information and statistics are based on BIG 3 ’s management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings . While BIG 3 believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information . None of the Parties has independently verified the accuracy or completeness of the information provided by the third - party sources . Each of the Parties expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Parties’ use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Parties will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . No Offer or Solicitation This Presentation does not constitute ( i ) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Pubco , BIG 3 , Graf or any of their respective affiliates . No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense . Participants in Solicitation The Parties and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Graf’s shareholders in connection with the Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests of Graf’s directors and officers in the Business Combination in Graf’s filings with the SEC, including Graf’s Annual Report under the headings “Directors, Executive Officers and Corporate Governance”, “Executive Compensation”, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Certain Relationships and Related Transactions, and Director Independence”, which is available at https : // www . sec . gov / ix?doc =/Archives/ edgar /data/ 1897463 / 000110465926058645 /tmb - 20251231 x 10 k . htm . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Graf’s shareholders in connection with the Business Combination will be set forth in the Registration Statement, which is expected be filed by Pubco and BIG 3 with the SEC . Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus included therein and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination . Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Parties through the website maintained by the SEC at www . sec . gov . 3

BIG3 BASKETBALL LEAGUE 4

OVERVIEW OF GRAF GLOBAL



James Graf

CEO/CFO Graf Global

Year	SPAC Vehicle	Role
2024	**Graf Global**	**CEO/CFO**
2021	Graf IV	CEO
2021	Catcha	Independent Director
2018	Graf Industrial	CEO
2018	Platinum Eagle	Non-independent Director (original CFO)
2015	Double Eagle	CFO
2013	Silver Eagle	CFO
2011	Global Eagle	CFO

Experienced and Effective Public Equity Vehicle Manager

SPACs	**8** SPAC sponsor / director roles since 2011 **$2.5bn+** Proceeds **7** Closed Business Combinations **1** Pending Transaction (BIG3)
Investment Banking	Morgan Stanley Deutsche Bank Merrill Lynch TC Capital
Entrepreneur	PRAEDEA
Corporate	MGM Studios NKGEN BIOTECH

5

OVER 10M ALBUMS SOLD RELEASED 11 TH STUDIO ALBUM, MAN DOWN , IN NOVEMBER 2024 OVER $1B GROSSED AT THE BOX OFFICE AS ACTOR/WRITER/PRODUCER ROCK AND ROLL HALL OF FAME HOLLYWOOD WALK OF FAME GRAMMY LIFETIME ACHIEVEMENT AWARD WE’RE GUIDED BY VISIONARY LEADERSHIP ICE CUBE, CO - FOUNDER AND CEO ▪ As an award - winning musician, director, producer, and Co - Founder of BIG3, Cube has transcended the boundaries of music, cinema, and sports, becoming an entertainment legend and culture icon ▪ Recipient of the inaugural Naismith Basketball Hall of Fame’s Ice Cube Impact Award, acknowledging his impact on communities through hoops – Ice Cube award given annually at HoF ceremony JEFF KWATINETZ, CO - FOUNDER AND CHAIRMAN ▪ As a talent executive, producer, lawyer, and Co - Founder of BIG3, Kwatinetz has developed an industry - leading eye for the next big thing in sports & entertainment ▪ Founder of The Firm, a leading talent management company, and owner of the record label Prospect Park CLYDE “THE GLIDE” DREXLER, COMMISSIONER ▪ A 15 - year NBA veteran, 10 - time All - Star, NBA Champ, and Olympic Gold Medalist, and one of the first black commissioners in pro sports ▪ Drexler leads BIG3’s basketball operations and executes the league’s long - term player - and fan - centric strategy 6

WE HAVE MORE STAR POWER THAN OTHER EMERGING LEAGUES ICE CUBE CLYDE DREXLER (COMMISSIONER) DR. J (COACH) DWIGHT HOWARD GARY PAYTON (COACH) JOE JOHNSON MICHAEL BEASLEY COREY BREWER NANCY LIEBERMAN (COACH) 7

WITH AN ALL STAR GROUP OF CURRENT PLAYERS


MIAMI
11

MICHAEL BEASLEY (MIAMI 305)

- 11-year NBA career after being drafted #2 overall in the 2008 NBA Draft (Kansas State)
- 2024 BIG3 MVP (21.3 PPG and 6.3 RPG)
- 775K followers on Instagram



DWIGHT HOWARD (LOS ANGELES RIOT)

- 18-year NBA career after being drafted #1 overall in 2004 NBA Draft
- 8x NBA All-Star, 3x NBA Defensive Player of the Year, 1x NBA champion (2020 with Lakers)
- Olympic Gold Medal


Detroit
1

JOE JOHNSON (DETROIT AMPLIFIERS)

- 18-year NBA career after being drafted #10 overall in the 2001 NBA Draft (Arkansas)
- 7x NBA All-Star with over 20,000 career points
- 3x BIG3 MVP and 2019 BIG3 champion


POWER
4

LEANDRO BARBOSA (CHICAGO TRIPLETS)

- 14-year NBA career after being drafted #28 overall in the 2003 NBA Draft (Brazil)
- NBA Champion (2015) with GS Warriors
- NBA Sixth Man of the Year (2007)


HOUSTON

COREY BREWER (DETROIT AMPLIFIERS)

- 13-year NBA career after being drafted #7 overall in the 2007 NBA Draft (Florida)
- 2x NCAA champion (2006, 2007)
- 2024 BIG3 champ & Defensive Player of Year


MIAMI
1

LANCE STEPHENSON (MIAMI 305)

- 10-year NBA career after being drafted #40 overall in the 2010 NBA Draft (Cincinnati)
- Former McDonald's All-American (2009) and Mr. New York Basketball (2009)


8
5

NASIR CORE (DETROIT AMPLIFIERS)

- Former HBCU Student-Athlete at Florida A&M
- 2024 BIG3 Rookie of the Year and 4th Man of the Year (Averaged 9.6 PPG and 3.4 RPG)
- YouTube Content Creator & Hoops Influencer



MONTREZL HARRELL (CHICAGO TRIPLETS)

- 8-year NBA career after being drafted #32 overall in the 2015 NBA Draft (Louisville)
- NBA Sixth Man of the Year (2020)

8

LED BY LEGENDARY COACHES


6

JULIUS "DR. J" ERVING (CHICAGO TRIPLETS)

- Former 11x NBA All-Star, 5x All-NBA First Team, 3x NBA/ABA Champion, and 4x NBA/ABA MVP
- Widely regarded as one of the greatest and most influential players in basketball history



GARY PAYTON (BOSTON BALLHOGS)

- Former 9x NBA All-Star, 2x All-NBA First Team, and 9x NBA All-Defensive First Team
- BIG3 head coach since the league's inception in 2017 (won title in 2024 with Bivouac)


LAKERS
21

MICHAEL COOPER (MIAMI 305)

- Former 5x NBA champion (Los Angeles Lakers) and 1x NBA Defensive Player of the Year
- 2x WNBA champion as the head coach of the Los Angeles Sparks (2001, 2002)


23

CALVIN MURPHY (HOUSTON RIG HANDS)

- 13-year NBA career (17.9 PPG) with the Houston Rockets, who retired his number in '84
- Current TV analyst for local Rockets broadcasts on Space City Home Network


PISTONS
44

RICK MAHORN (DETROIT AMPLIFIERS)

- 18-year NBA career, most notably with the Detroit Pistons as part of the "Bad Boys" (NBA Champion in 1989)
- Current radio analyst for the Detroit Pistons



NANCY LIEBERMAN (DALLAS POWER)

- Pioneer in women's basketball as one of the greatest players and coaches in history
- First woman to coach a pro men's basketball team (Texas Legends in NBA D-League, 2009)


LAKERS
0

NICK "SWAGGY P" YOUNG (LA RIOT)

- 12-year NBA career after being drafted #16 overall in the 2007 NBA Draft (1x NBA champ)
- Born and raised in Los Angeles and starred at the University of Southern California



STEPHEN JACKSON (DMV TRILOGY)

- 14-year NBA career after being drafted #42 overall out of H.S. in the 1997 NBA Draft
- Co-Founder of All the Smoke Productions and co-host of the All the Smoke Podcast

9

BUILT BY PAST STARS OF BIG3 AMAR'E STOUDEMIRE (TRI - STATE) ▪ 14 - year NBA career after being drafted #9 overall in the 2002 NBA Draft ▪ 6x NBA All - Star, 2003 NBA Rookie of the Year ALLEN IVERSON (3'S COMPANY) ▪ 14 - year NBA career after being drafted #1 overall in the 1996 NBA Draft ▪ NBA MVP (2001), 11x NBA All - Star, Hall of Fame inductee (2016) GILBERT ARENAS (ENEMIES) ▪ 10 - year NBA career after being drafted #31 overall in the 2001 NBA Draft ▪ 3x NBA All - Star, career 20.7 PPG JERMAINE O'NEAL (TRI - STATE) ▪ 18 - year NBA career after being drafted #17 overall in the 1996 NBA Draft ▪ 6x NBA All - Star, 2002 Most Improved Player Award METTA WORLD PEACE (KILLER 3'S) ▪ 18 - year NBA career after being drafted #16 overall in the 1999 NBA Draft ▪ 2010 NBA champion with the LA Lakers LAMAR ODOM (ENEMIES) ▪ 14 - year NBA career after being drafted #4 overall in the 1999 NBA Draft ▪ 2x NBA champion (2009, 2010 Lakers), 2011 Sixth MoY CARLOS BOOZER (GHOST BALLERS) ▪ 13 - year NBA career after being drafted #35 overall in the 2002 NBA Draft ▪ 2x NBA All - Star (2007, 2008), 2008 Olympic gold medalist JASON RICHARDSON (TRI - STATE) ▪ 13 - year NBA career after being drafted #5 overall in the 2001 NBA Draft ▪ 2x NBA Slam Dunk Contest champion (2002, 2003) JASON TERRY (TRILOGY) ▪ 19 - year NBA career after being drafted #10 overall in the 1999 NBA Draft ▪ 2011 NBA champion with the Dallas Mavericks RASHARD LEWIS (3 HEADED MONSTERS) ▪ 16 - year NBA career after being drafted #32 overall in the 1998 NBA Draft ▪ NBA champion (2013 Heat) COREY MAGGETTE (POWER) ▪ 13 - year NBA career after being drafted #13 overall in the 1999 NBA Draft ▪ Career 16.0 PPG, McDonald's All - American (1999) NATE ROBINSON (TRI - STATE) ▪ 11 - year NBA career after being drafted #21 overall in the 2005 NBA Draft ▪ 3x NBA Slam Dunk Contest champion (2006, 2009, 2010) MIKE BIBBY (GHOST BALLERS) ▪ 13 - year NBA career after being drafted #2 overall in the 1998 NBA Draft KENYON MARTIN (TRILOGY) ▪ 15 - year NBA career after being drafted #1 overall in the 2000 NBA Draft ▪ 1x NBA All - Star AL HARRINGTON (TRILOGY) ▪ 16 - year NBA career after being drafted #25 overall in the 1998 NBA Draft ▪ Career 13.5PPG across 6 NBA franchises JOSH SMITH (BIVOUAC) ▪ 13 - year NBA career after being drafted #17 overall in the 2004 NBA Draft ▪ NBA All - Defensive Team selection CHRIS 'BIRDMAN' ANDERSEN (POWER) ▪ 13 - year NBA career ▪ NBA champion with the Miami Heat (2013) GREG ODEN (ALIENS) ▪ #1 overall pick in the 2007 NBA Draft ▪ Regarded as one of the most dominant college centers in modern era 10

BIG3 AT - A - GLANCE BIG3 IS THE WORLD’S PREMIER 3 - ON - 3 PROFESSIONAL BASKETBALL LEAGUE HUGE ADDRESSABLE MARKET WITH OVER 3 BILLION BASKETBALL FANS GLOBALLY KEY FACTS : ▪ 8 Teams ▪ 5 - Player Teams ▪ 10 - Week Summer Season ▪ 2026 will be 9 th Season ▪ Fireball3 Half Court Format SUMMARY PARTNERS KEY METRICS Sponsors Media Partners 4 TEAMS SOLD (8 TEAMS OWNED) 7,850 AVERAGE BIG3 ATTENDANCE 76% NON - WHITE COMPOSITION 560K AVERAGE CBS VIEWERS 23% YoY GROWTH ~1.2B TOTAL SOCIAL MEDIA VIEWS 1,685% YoY GROWTH (@theBIG3) $40M 2024/2025 TEAM SALES CONTRACTED (1) (3) (4) (4) 11 (1) All sponsors verbally confirmed for 2026 season – some contracts still being finalized - Includes ad buys; (2) 2025 average BIG3 event attendance – includes both paid tickets and other attendees as estimated by management; (3) In arena and based on BI G3 2025 metrics; (4) 2025 vs 2024 (2)

WE’RE A RATINGS HIT & SOCIAL MEDIA JUGGERNAUT SUMMER RATINGS HIT BIG3 average viewership on CBS reached 560,000 in 2025, up 23% YoY, and is one of the largest audiences in emerging sports 200K 300K 400K SOCIAL MEDIA JUGGERNAUT BIG3 generated over 1 billion views during its 3 - month season in 2025, reaching a broad array of young sports and culture fans 500K 600K 560K AVERAGE VIEWERS ON CBS +149% / +37% YoY GROWTH IN KEY DEMOS (A18 - 34 AND A18 - 49) 1.175 BILLION TOTAL VIEWS / IMPRESSIONS (JUNE – AUGUST 2025) 81% UNDER THE AGE OF 44 (A18 - 34 = 61% OF FOLLOWERS) 847M INSTAGRAM VIEWS 139M FACEBOOK IMPRESSIONS 137M X (TWITTER) IMPRESSIONS 22M TIK TOK POST VIEWS 23M YOUTUBE VIDEO VIEWS Sources: BIG3 – CBS Sports ( ave 2025 season); TGL – Sports Business Journal 2025 ( ave 2025 season ESPN); NWSL – SBNation 2025 ( ave 2025 season ABC/ESPN); PLL – Sports Business Journal 2024 and PLL 2025. ( ave 2025 season ABC/ESPN); Unrivaled – USTVDB 2025 ( ave 2025 season TNT); LOVB – Sports Business Journal ( ave 2025 season ESPN); Note: All YoY growth figures refer to 2025 season vs 2024 season 12 Sources: BIG3 Internal metrics (including Cube dashboard and Ballislife sheet), Courtside Buzz Report

WE’RE EXPERIENCING STRONG VIEWERSHIP GROWTH YoY ‘24 P2+ VIEWERS ‘25 P2+ VIEWERS WEEK CBS Broadcasts (Calendar Week Comparisons) - 2% 524,000 513,000 Week 1 +29% 426,000 549,000 Week 2 +6% 505,000 537,000 Week 3 N/A 557,000 - Week 4 +13% 522,000 588,000 Week 5 +40% 335,000 468,000 Week 6 +58% 370,000 585,000 Week 7 +25% 365,000 458,000 Week 8 +20% 408,000 490,000 Week 9 +48% 532,000 790,000 Week 10 (Playoffs) N/A - 507,000 Week 11 (Champ) 2025 MOST WATCHED SEASON IN BIG3 HISTORY BIG3 had one of the highest percentage growth in average viewers per CBS broadcast among major pro sports leagues in 2025, including the NBA, NFL, and NHL regular seasons +10% +20% +30% 0% - 10% - 20% - 30% ONE OF THE MOST DIVERSE AUDIENCES IN PRO SPORTS 54% NON - WHITE COMPOSITION +23% YoY VIEWERSHIP GROWTH ON CBS 317 INDEX FOR BLACK VIEWERS +31% YoY GROWTH IN NON - WHITE VIEWERS 13 (1) (1) CBS viewership; (2) Index represents Black audience watching content at 3.17x higher rate than baseline population Sources: BIG3 – CBS Sports; NWSL – Just Women’s Sports 2025; PLL – PLL 2025; NFL – NFL 2025; WNBA – Front Office Sports 202 5; NBA – Forbes 2025; NHL – Sports Business Journal 2025; NFL, NBA and NHL are for regular seasons only. Note: All YoY growth figures refers to 2025 season vs 2024 season (2)

WE EXPECT OUR MEDIA RIGHTS TO BE HIGHLY VALUABLE STRONG DEMAND FOR EMERGING SPORTS BIG3 strong viewership numbers and 9 - year history will be attractive to TV networks and streaming services 200K 400K 600K HUGE SPORTS MEDIA RIGHTS MARKET The aggregate value of global s ports media rights are expected to continue to increase over the next five years 800K 1M Sources: BIG3 – CBS Sports; WNBA – Front Office Sports 2025, Sportico 2024; NHL – Sports Business Journal 2025, S&P 2024 (US contract only); NWSL – SBNation 2025, Sportico 2023; Unrivaled – USTVDB 2025, Sports Business Journal 2024 14 Source: Ampere Sports 2026 $65B 2030 $78B VALUE OF GLOBAL SPORTS MEDIA RIGHTS $50M $100M $150M $200M $500M 2025 AVE VIEWERSHIP APPROX ANNUAL MEDIA RIGHTS Approximate Annual Value of Media Rights Contracts Note: BIG3 currently does not have a paid media rights contract - for Big3, the graph above only shows 2025 Avg Viewership

WE'RE CHANGING THE WAY THE GAME IS PLAYED

FIREBALL3 IS WHAT WE PLAY

BIG3's brand of half-court 3x3 basketball, FIREBALL3, is to traditional hoops what cricket is to baseball and what rugby is to football. ***It's an evolved and more accessible version of basketball that the whole world can play.***


CHICAGO
Triplets
4
4
4
BIG3

FIREBALL3

FIRST TO 50 WINS
BASKETS COUNT FOR 2, 3, 4 POINTS

14-SEC SHOT CLOCK
INSTANT OFFENSE REQUIRED

DEFENSE IS KEY
MORE PHYSICAL THAN 5-ON-5

SINGLE FOUL SHOTS
ONE FREE THROW FOR 2, 3, 4 POINTS

4-POINT CIRCLES
30-FEET FROM THE BASKET – 3 OF THEM

BRING THE FIRE
CHALLENGE FOULS AND GO 1-ON-1

POINT GAME
GAME-WINNING SHOT EVERY GAME

15

NEW ERA FOR BIG3 BASKETBALL . 8 CITY - BASED TEAMS FOUR OWNED BY TEAM INVESTORS WE’RE PLACING OUR ROOTS IN HOME MARKETS BIG3 OWNED TEAMS 3 rd PARTY OWNED TEAMS PLANNED EXPANSION TO 12 TEAMS 16

OUR 2026 SUMMER SCHEDULE

***21 LIVE HOURS ON CBS**
(all broadcasts are re-run on BET)

**Dates, times, and venues are subject to change*

WEEK	DATE	CITY / ARENA	TIME (EST)	# GAMES	BROADCAST
Week 1	Saturday, June 20	Inglewood, CA / Intuit Dome	4-6pm	4	Live on CBS
Week 2	Saturday, June 27	Detroit, MI / Little Caesars Arena	4-6pm	4	Live on CBS
Week 3	Sunday, July 5	Sunrise, FL / Amerant Bank Arena	1-3pm	4	Live on CBS
Week 4	Sunday, July 12	Los Angeles, CA / Galen Center (USC)	4-6pm	4	Live on CBS
Week 5	Sunday, July 19	Chicago, IL / Wintrust Arena	2-4pm	4	Live on CBS
Week 6A	Thursday, July 23	Detroit, MI / Little Caesars Arena	8-10pm	2	TBD
Week 6B	Sunday, July 26	Houston, TX / Toyota Center	1-3pm	2	Live on CBS
Week 7A	Friday, July 31	Sunrise, FL / Amerant Bank Arena	8-10pm	2	TBD
Week 7B	Sunday, August 2	Atlanta, GA / State Farm Arena	1-3pm	2	Live on CBS
Week 8A	Thursday, August 6	Houston, TX / Toyota Center	8-10pm	2	TBD
Week 8B	Sunday, August 9	Boston, MA / TD Garden	1-3pm	2	Live on CBS
Week 9	**Saturday, August 15**	**Dallas, TX / American Airlines Center**	**12-3pm (Playoffs, Celebrity Game)**	**3**	Live on CBS
Week 10	**Saturday, August 22**	**Charlotte, NC / Spectrum Center**	**1-3pm (Championship, All-Star Game)**	**2**	Live on CBS

Note: includes arenas with signed contracts and contracts in process

17

OUR EVENTS ARE AN ENTERTAINMENT EXPERIENCE LIVE EXPERIENCE ▪ Live music, DJs, dancers and X - game athletes performing, creating a festival feel with events inside and outside the arena HIP - HOP LEGENDS ▪ Performances from hip - hop stars and up - and - coming rappers in between games. Past artists include: • Ice Cube • Snoop Dogg • Bun B • Cardi B • Ja Rule EXCITING FINISHES ▪ Every game features a game - winning shot because of BIG3’s unique ruleset that plays first to 50 points • Fabolous • NLE Choppa • Xzibit • T.I. • DMX WHERE HOOPS MEETS CULTURE 18

BIG3 LONG TERM MODEL 3. 4 . 5 . SPONSORSHIPS Significantly increase value of sponsorship deals NATIONAL/INTERNATIONAL MEDIA RIGHTS DEAL Negotiations with several leading media entities LEAGUE EXPANSION – INCREASED TICKET SALES Significantly expand # of events / event ticket sales SELECTIVE ADDITIONAL TEAM SALES Opportunistically sell additional teams at accretive valuations 5 . 1 . 2 . 4 . CURRENT 3 - 5 YR TGT 10 / 4k 50+ / 10k+ X 4 8 - 12 ~$750k (per sponsor) $3M - $5M (per sponsor) FOUR KEY BUILDING BLOCKS OF GROWTH 19

BIG3 STRATEGIC GROWTH OPPORTUNITIES

1. **INTERNATIONAL EXPANSION**
   Potential expansion to Europe/Asia/MENA where BIG3 already has a meaningful following – leverage Olympics

2. **M&A**
   Leverage public currency – unique in emerging sports - to diversify and add scale

3. **SHOULDER PROGRAMMING**
   Leverage high-profile BIG3 personalities – e.g. Drive to Survive (F1)/Hard Knocks (NFL)/Full Swing (PGA)/highlights

4. **LICENSING**
   Potential licensing fees from international markets given high brand awareness and fan base

5. **AMATEUR PARTICIPATION**
   Youth / adult leagues & special events

6. **OTHER OPPORTUNITIES**
   Video gaming; sports betting/fantasy; exhibitions; women's league; world cup 3x3

20

BIG3 INVESTMENT HIGHLIGHTS

1. UNIQUE, PURE PLAY INVESTMENT OPPORTUNITY IN EMERGING SPORTS LEAGUE

Significant increases in private valuations of emerging sports leagues/teams

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2. LIVE SPORTS EVENTS ARE BY FAR THE MOST ATTRACTIVE MEDIA PROPERTIES

Live Sports expected to represent 50% of total TV advertising spend by 2030

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3. BIG3 LEAGUE IS PROVEN – ENTERING 9TH SEASON WITH SIGNIFICANT MOMENTUM

23% TV viewership growth (2025 vs 2024 season) and 1.2B social media views for 2025 season

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4. HIGHLY SCALABLE BUSINESS MODEL AT MAJOR INFLECTION POINT

Scalable 5-man team structure, potential national TV contract, potential additional team sales

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5. LED BY VISIONARY TEAM WITH POWERFUL PEDIGREE AND HUGE FOLLOWING

Co-Founder Ice Cube – 10M+ records sold, $1B+ box office, 50M+ social media followers

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TRANSACTION OVERVIEW

Transaction Highlights

Business Combination
- Graf Global Corp. intends to complete a business combination with BIG3, the premier professional 3-on-3 basketball league founded by Ice Cube and Jeff Kwatinetz. Entering its ninth season in June 2026, BIG3 features former NBA All-Stars, Hall of Famers and international stars in city-based franchises and broadcasts on CBS and other global media platforms.

Valuation
- Pre-money equity value of $290M
- The business combination implies a pro forma combined enterprise value of approximately $331.7M

Capital Structure
- The business combination is to be funded by a combination of Graf cash held in trust and a potential PIPE
- $50M minimum cash condition to closing net of transaction expenses and SPAC public share redemptions
- Existing BIG3 members would roll over 100% of their equity as part of the business combination

Pro Forma Valuation (at est. Redemption Price)

PF Shares Outstanding (M)(1)	53.3
Share Price ($)(3)	$10.83
PF Equity Value ($M)	**$575.8**
(-) PF Cash ($M)(4)	244.1
PF Enterprise Value ($M)	**$331.7**

Assumptions:
1. 53.3M pro forma shares outstanding at $10.83 (6/10/26 cash in trust) per common share.
2. Total sponsor shares of 2.0M. Sponsor forfeits 3.8M sponsor shares. 500K earnout sponsor shares subject to hitting one of two triggers: (i) $200M in gross cash proceeds, or (ii) shares trade at or more than $15.00 for 20 of 30 days within 5 years after closing
3. Illustrative $15M PIPE priced at $10.00 per share vs. approx. $10.83 in cash per share in trust as of 6/10/26
4. PF Cash consists of $244.1M of cash to balance sheet
5. Assumes $249.2M remaining in trust. Includes interest earned in the trust. SPAC cash amount is subject to change depending on the actual interest earned in the trust and total number of redemptions (numbers reflect a 0% redemption scenario).
6. Excludes 2M earnout shares issuable if shares trade at or more than $15.00 for 20 of 30 days within 5 years after closing; certain BIG3 shareholders will receive rollover shares with supervoting rights

Estimated Sources & Uses

Sources	($M)
BIG3 Rollover	$290
Cash in Trust(5)	$249
Illustrative PIPE(3)	$15
Total	**$554.1**

Uses	($M)
BIG3 Rollover	$290
Cash to balance sheet(4)	$244
Illustrative transaction expenses	$20
Total	**$554.1**

Pro Forma Ownership at Closing



3.8%
2.8%
43.2%
50.3%
BIG3 Rollover Equity
Founder Shares
Graf Public Shareholders
Illustrative PIPE Shares

	Shares (M)	Ownership %
1 BIG3 Rollover Equity(6)	26.8	50.3%
2 Graf Public Shareholders	23.0	43.2%
3 Founder Shares(2)	2.0	3.8%
4 Illustrative PIPE Shares	1.5	2.8%

General Notes:
- All charts and tables exclude 11.5M public warrants and 6.0M private placement warrants. All warrants have a strike price of $11.50

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Appendix

WE’RE INVESTING HEAVILY INTO SOCIAL ENGAGEMENT STRATEGIC SOCIAL OUTREACH BIG3 shared its viral content with sports, entertainment and culture platforms and influencers to drive reach among broader audiences OWNED & OPERATED (707M Views / Impressions) STRATEGIC PARTNERS (379M Views / Impressions) THIRD - PARTY SEEDING (89M Views / Impressions) 1. 2 . 3. *June – August 2025 +1,685% TOTAL VIEWS YoY GROWTH (@theBIG3) +7,034% INSTAGRAM VIEWS YoY GROWTH (@theBIG3) 24 (1) Includes sites owned by BIG3 principals; (2) 2025 vs 2024 Season (1) (2) (2)

WE’RE BACKED BY BLUE CHIP BRANDS BIG3 IS A WHITEBOARD FOR PARTNERS TAPS INTO THE CULTURE WITH BIG3 & CUBE MAKES AN IMPACT ON COMMUNITIES REACHES A DIVERSE AND YOUNGER DEMO 25 (1) Includes both paid sponsors and ad buy partners (1)

ENGAGING WITH YOUNGER MULTICULTURAL FANS BIG3 continues to attract one of the most diverse in - arena audience in pro sports 7,850 AVERAGE BIG3 ATTENDANCE 76% NON - WHITE COMPOSITION 78% UNDER THE AGE OF 45 2K 4K 6K 8K 10K CHICAGO (6/14) BALTIMORE (6/22) MIAMI (6/29) BOSTON (7/13) DETROIT (7/20) CINCINNATI (7/26) HOUSTON (8/2) LOS ANGELES (8/9) DALLAS (8/17) ORLANDO (8/24) WE’RE YOUNG & DIVERSE IN - ARENA 26 (1) (1) Includes both paid tickets and other attendees estimated by management 2025 BIG3 ATTENDANCE (1)

WE’RE COMMITTED TO CULTURE & COMMUNITY BIG3 IS MORE THAN JUST BASKETBALL BIG3 sits at the intersection of basketball, hip - hop, streetwear, entertainment and community – with Cube at the helm CLINICS & YOUTH LEAGUES BIG3 and Ice Cube look to uplift communities through leagues and clinics as well as through a partnership with RCX Sports, the leader in youth sports experiences Leader in youth sports (NFL/NBA/MLS/NHL) 27 (1) Verbal commitment for upcoming season – contract being finalized (1)

WE PARTICIPATE IN A HIGH GROWTH MARKET 5% 10% 15% 20% 25% 100% 150% The value of sports leagues and teams continue to surge exponentially - especially for emerging leagues - thanks to a media rights boom , asset scarcity, globalization, and the introduction of institutional capital SPORTS FRANCHISE VALUATION YoY CHANGE TV VIEWERSHIP SPORTS TV AD SPEND (as % of total TV ad spend) 12% Sports 88% Other SPORTS MEDIA RIGHTS INCREASINGLY VALUABLE (1) 2025 vs 2024 – Sportico March 2026 28 2026 2030 2029 2028 2027 32% Source: eMarketer 2026 37% 40% 45% 50% Source: Adwave 2025 (1)

BIG3 CORPORATE STRUCTURE POST BUSINESS COMBINATION



GRAF Public Shareholders Class A
GRAF Sponsor Class A
Other BIG3 Shareholders Class A
BIG3 Founders Class B (supervoting)
BIG3 HoldCo (8 Teams)
Third-Party Owned Teams (4 Teams)
75%
25%
BIG3 Basketball (OpCo)

Key Terms

- **BIG3 Basketball (OpCo) team structure:**
  - Four third-party owned teams
  - Eight BIG3 HoldCo owned teams (four active)
- **BIG3 Basketball (OpCo) profit/loss distribution (ex team sales):**
  - 25% to BIG3 HoldCo
  - 75% to teams
  - Teams responsible for capital calls / pro rata share of losses
  - Current BIG3 HoldCo 75% ownership (25% +50%)
- **Future team sales:**
  - 100% of proceeds from sale of BIG3 HoldCo owned teams to BIG3 HoldCo (for teams 5-12)
  - New team owners receive pro rata share of profits (currently 6.5%)
  - For sales of teams 13+, sale proceeds shared between BIG3 HoldCo and teams
  - BIG3 HoldCo receives a transfer fee for any secondary team sales

Note: Excludes double dummy structural entities above – new holdco formed with two subsidiaries which merge with each of GRAF and BIG3 HoldCo

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EXPERIENCED LEADERSHIP TEAM ICE CUBE (CO - FOUNDER & CEO) ▪ Award - winning musician, director and producer with over 10M albums sold and over $1B grossed at the box office ▪ Recipient of Ice Cube Impact Award from the Naismith Basketball Hall of Fame ▪ Grammy Lifetime Achievement Award (2024) MARK KING (SENIOR ADVISOR) ▪ Seasoned retail executive with more than thirty years of experience at leading disruptor brands such as TaylorMade (CEO), adidas (President, North America), and Taco Bell (CEO) ▪ At BIG3, King works to develop the league’s overall strategic vision CLYDE DREXLER (LEAGUE COMMISSIONER) ▪ 15 - year NBA veteran and 10 - time NBA All - Star ▪ Olympic Gold Medalist (member of the 1992 Dream Team) and 1995 NBA champion ▪ One of the first black commissioners in pro sports ▪ Leads BIG3’s basketball operations and executes the league’s long - term strategy JEFF KWATINETZ (CO - FOUNDER & CHAIRMAN) ▪ Talent executive, producer, and lawyer with industry - leading eye for the next big thing in sports and entertainment ▪ Founder of The Firm, a leading talent management company, and owner of the record label Prospect Park SEAN BANNON (PRESIDENT) ▪ Leads day - to - day league operations as President of the league, working with executive leadership team, player ops, rights holders, team owners, agency partners, etc. ▪ Oversees growth of BIG3 across media rights, player acquisition, and league investments AMY TRASK (STRATEGIC ADVISOR) ▪ Highly respected and notable sports executive and pioneer – first - ever CEO of NFL team (Oakland Raiders, 1997 – 2013) ▪ Current NFL analyst for CBS Sports ▪ Inaugural CEO of BIG3 and former Chairman of the Board that still serves as a strategic advisor 30

FIRST 4 TEAMS SOLD



LOS ANGELES RIOT

- **Owner – Shawn Horwitz**
  - Founder, The Alliant Company (TAC)
  - LP stake in Burnley FC (Championship)
- **Coach – Nick "Swaggy P" Young**
  - 12-Year NBA career, 1x NBA champion, '23 BIG3 champion as player
- **Captain – Jordan Crawford**
  - 6-Year NBA career, '23 BIG3 champion & leading scorer


MIA
1

MIAMI 305

- **Owner – Heath Freeman**
  - Founder, Alden Global Capital
  - Owns AVP and Florida Freedom (PBR)
- **Coach – Michael Cooper**
  - 5x NBA champion (Lakers), 2x WNBA champion as a coach (Sparks)
- **Captain – Mario Chalmers**
  - 10-Year NBA career, 2x NBA champ, 1x NCAA champ


HOUSTON
5

HOUSTON RIG HANDS

- **Owners – Eric Mullins and Milton Carroll**
  - CEO & Founder, Lime Rock Resources
  - Executive Chairman, CenterPoint Energy
- **Coach – Calvin Murphy**
  - 13-Year NBA career with Houston Rockets (averaged 17.9 PPG), Hall of Famer
- **Captain – Jonathon Simmons**
  - 4-Year NBA career with pro stints in China & Philippines


Detroit
1

DETROIT AMPS.

- **Owner – Keith Stone**
  - Founder, CapStone Holdings & GameAbove
  - Owns Brisbane Bullets (NBL)
- **Coach – Rick Mahorn**
  - 18-Year NBA career and 1x NBA champion with Detroit Pistons (Bad Boys)
- **Captain – Joe Johnson**
  - 7x NBA All-Star, 20,000+ career points in the NBA

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